SCHEDULE 14A
                                 (Rule 14a-101)

                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                         National Home Health Care Corp.
                     -------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       ----------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

       [   ]   Fee  computed  on table  below per Exchange Act Rules 14a-6(i)(4)
               and 0-11.

               1. Title of each class of securities to which transaction applies:

               2.   Aggregate number of securities to which transaction applies:

               3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4. Proposed maximum aggregate value of transaction:

               5.   Total fee paid:

     [  ]   Fee paid previously with preliminary materials.

     [  ]   Check  box if  any  part  of  the  fee is  offset  as  provided   by
            Exchange  Act  Rule 0-11(a)(2) and  identify the  filing  for  which
            the  offsetting fee  was paid  previously.  Identify  the   previous
            filing by registration statement number, or the Form or Schedule and the date of its filing.

            1.   Amount Previously Paid:

            2.   Form, Schedule or Registration Statement No.:

            3.   Filing Party:

            4.   Date Filed:

                         NATIONAL HOME HEALTH CARE CORP.
                              700 White Plains Road
                            Scarsdale, New York 10583
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held December 7, 1999
                                 ---------------

To the Stockholders of National Home Health Care Corp.:

         The Annual Meeting of Stockholders of National Home Health Care Corp. (the "Company") will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York, at 10:00 A.M. on Tuesday, December 7, 1999, for the following purposes:

     (1) To elect five directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified;

     (2)  To approve the Company's 1999 Stock Option Plan; and

     (3) To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

         A Proxy Statement, form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended July 31, 1999 are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on November 10, 1999 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting at the offices of the Company, located at 700 White Plains Road, Scarsdale, New York 10583.

                                        By Order of the Board of Directors,

                                                 Steven Fialkow
                                                 Secretary

Scarsdale, New York
November 11, 1999

--------------------------------------------------------------------------------
All stockholders are cordially invited to attend the meeting. If you do not expect to be present, please date and sign the enclosed form of proxy and return it promptly using the enclosed envelope. No postage is required if mailed in the United States.
--------------------------------------------------------------------------------

                         NATIONAL HOME HEALTH CARE CORP.
                              700 White Plains Road
                            Scarsdale, New York 10583

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

         This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of National Home Health Care Corp. (the "Company") of proxies in the form enclosed. Such proxies will be voted at the annual meeting of stockholders of the Company to be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York, at 10:00 A.M. on Tuesday, December 7, 1999 (the "Meeting") and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

         The principal executive offices of the Company are located at 700 White Plains Road, Scarsdale, New York 10583. This Proxy Statement and accompanying form of proxy are being mailed on or about November 11, 1999 to all stockholders of record on November 10, 1999 (the "Record Date").

         Any stockholder giving a proxy has the power to revoke the same at any time before it is voted. The cost of soliciting proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying proxy. Unless contrary instructions are given by stockholders, the shares represented by such proxies are intended to be voted in favor of the election of the five nom inees for director named herein and for approval of the Company's 1999 Stock Option Plan.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 5,056,250 outstanding shares of common stock, par value $.001 per share, of the Company (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

         Shares of Common Stock that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Unless otherwise indicated, the shares represented by all proxies received by the Board of Directors will be voted at the Meeting in accordance with their terms and, in the absence of contrary instructions, for the election of Frederick H. Fialkow, Steven Fialkow, Ira Greifer, M.D., Bernard Levine, M.D. and Robert C. Pordy, M.D. to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unavailable to serve, the persons named in the proxies have discretionary authority to vote the proxies for one or more alternative nominees who will be designated by the Board of Directors.

EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth certain information concerning the nominees for director and executive officers of the Company:

                                 YEAR FIRST
                                 ELECTED OR
                                 APPOINTED    PRESENT POSITION
        NAME             AGE      DIRECTOR    WITH THE COMPANY
        ----             ---     ----------   ----------------

Frederick H. Fialkow      68        1985      Chairman of the Board of Directors
                                              and Chief Executive Officer

Bernard Levine, M.D.      71        1983      Director

Steven Fialkow            40        1991      President, Chief Operating
                                              Officer, Secretary and Director

Ira Greifer, M.D.         68        1983      Director

Robert C. Pordy, M.D.     42        1995      Director

Robert P. Heller          38         --       Vice President of Finance and
                                              Chief Financial Officer

Richard Garofalo          48         --       President of Health Acquisition
                                              Corp.

         The Company's directors are elected at each Annual Meeting of Stockholders of the Company to serve for a term of one year or until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors. The terms of office of all officers and directors expire at the time of the annual meeting each year.

INFORMATION ABOUT DIRECTORS AND NOMINEES

         The following is a brief summary of the background of each director and nominee:

         FREDERICK H. FIALKOW has been Chief Executive Officer of the Company as well as Chairman of the Board of Directors since February 1988 and was President of the Company from February 1988 until October 1997. He has been a Director of the Company since April 1985. Frederick H. Fialkow is the father of Steven Fialkow.

         BERNARD LEVINE, M.D., has been a Director of the Company since July 1983. For more than 20 years he has been a Professor of Internal Medicine at New York University School of Medicine with a sub-speciality in Allergy and Immunology. Dr. Levine devotes a portion of his time as a private consultant to the health care industry.

         STEVEN FIALKOW has been a Director of the Company since December 1991 and has served as Secretary of the Company since September 1995 and as President and Chief Operating Officer of the Company since October 1997. He served as Executive Vice President of New England Home Care, Inc. from August 1995 through October 1997. He also served as Executive Vice President of Health Acquisition Corp. from May 1994 to August 1995, as President of National HMO (New York), Inc. from April 1989 to April 1994 and as Vice President of National HMO (New
York), Inc. from August 1984 to March 1989. Steven Fialkow is a certified public accountant. He is the son of Frederick H. Fialkow.

         IRA GREIFER, M.D. has been a Director of the Company since July 1983. He has been a Professor and Director of Pediatrics at the Children's Kidney Center of the Montefiore Medical Center - Albert Einstein College of Medicine since 1966.

         ROBERT C. PORDY, M.D., has been a director of the Company since December 1995. Since April 1993, Dr. Pordy has served as Director of International Cardiovascular Clinical Research at Hoffman-La Roche Inc., a biopharmaceutical company.

INFORMATION ABOUT NON-DIRECTORS EXECUTIVE OFFICERS

         RICHARD GAROFALO has served as President of Health Acquisition Corp., a wholly owned subsidiary of the Company, since January 1988.

         ROBERT P. HELLER, a certified public accountant, has served as Vice President of Finance and Chief Financial Officer of the Company since March 1989. Prior thereto, he was an accountant with Richard A. Eisner & Company, LLP, a firm of certified public accountants.

MEETINGS OF THE BOARD OF DIRECTORS AND OF COMMITTEES

         The Board of Directors held four meetings during the fiscal year ended July 31, 1999 ("Fiscal 1999"). Each director attended at least 75% of (i) all of the meetings of the Board of Directors during Fiscal 1999 and (ii) all of the meetings of all the Committees on which he served.

         The Company's Audit Committee is currently composed of Drs. Levine, Pordy and Greifer. The function of the Audit Committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee held one meeting during Fiscal 1999 and acted by unanimous consent one time; in addition, its members met informally from time to time.

         The Compensation Committee is currently composed of Drs. Greifer and Levine. The function of the Compensation Committee is to review and recommend to the Board of Directors policies, practices and procedures relating to compensation of key employees and to administer employee benefit plans. The
Compensation Committee held two meetings during Fiscal 1999; in addition, its members met informally from time to time.

         The Nominating Committee is currently composed of Mr. Frederick H. Fialkow and Drs. Greifer, Levine and Pordy. Its function is to recommend nominees for the Board of Directors. The Nominating Committee did not meet formally during Fiscal 1999; however, its members met informally from time to time.

         The Quality Assurance Committee is currently composed of Drs. Greifer and Levine. Its function is to review and recommend to the Board of Directors policies, practices and procedures relating to quality assurance in connection with health care services. The Quality Assurance Committee did not meet formally during Fiscal 1999; however, its members met informally from time to time.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended July 31, 1999, there were no late or delinquent filings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of the Company's Board of Directors are Drs. Ira Greifer and Bernard Levine, non-employee directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PERFORMANCE GRAPH

      The following graph compares the cumulative return to holders of Common Stock for the five years ended July 31, 1999 with the National Association of Securities Dealers Automated Quotation System Market Index and a SIC group index for the same period. The comparison assumes $100 was invested at the close of business on July 29, 1994 in the Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no cash dividends during the periods.

                TOTAL STOCKHOLDERS RETURNS - DIVIDENDS REINVESTED

                            ANNUAL RETURN PERCENTAGE

                                                   Years   Ending
                                 July      July      July       July     July
COMPANY NAME/INDEX               1995      1996      1997       1998     1999
                                 ----      ----      ----       ----     ----

NATIONAL HOME HEALTH CARE        31.80     65.54     -9.46     -12.08    -12.14
NASDAQ US INDEX                  40.40      8.96     47.57      17.72     42.62
PEER GROUP                       24.29    -23.21     22.32      -3.08     40.22

                                 INDEXED RETURNS

                            Base                  Years Ending
                           Period
                            July     July     July     July     July     July
COMPANY NAME/INDEX          1994     1995     1996     1997     1998     1999
                           ------   ------    -----    -----   ------   ------
NATIONAL HOME HEALTH CARE    100    131.80   218.18   197.54   173.68   152.60
NASDAQ US INDEX              100    140.40   152.98   225.75   265.75   379.01
PEER GROUP                   100    124.29    95.44   116.75   113.15   158.66

------------------------

(1) The peer group selected by the Company includes those companies within the Company's Standard Industrial Code ("SIC") of "home health care services". The companies which comprise the SIC group are Amedisys Inc., Apria Healthcare Group, Cancer Treatment Holding, Caretenders Healthcorp, Community Care Services Inc., Coram Healthcare Corp., DYNACQ International Inc., Help At Home Inc., Home Health Corp. of America Inc., Hooper Holmes Inc., Hospital Staffing Services Inc., Housecall Medical Rscs Inc., In Home Health Inc., Infu-Tech Inc., Interwest Home Medical Inc., Matria Healthcare Inc., New York Health Care Inc., Numed Home Health Care Inc., Option Care Inc., Pediatric Services of America Inc., PHC Inc./MA - CL A, Simione Central Holdings Inc., Staff Builders Inc., Star Multi Care Services, Transworld Healthcare Inc., and Wellpoint Health Network - CLA.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The objectives of the Company's executive compensation program are to:

          *    Support the achievement of desired Company performance

          * Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the health care industry, as well as with a broader group of companies of comparable size and complexity.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's  executive officer  compensation  program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, specific performance - base bonuses and various benefits, including medical and pension plans generally available to employees of the Company. Since the employment agreements entered into between the Company and its executive officers in 1997, amendments have been made to the compensation arrangements of Messrs. Frederick Fialkow, Steven Fialkow, Garofalo and Heller. See "Executive Compensation--Employment and Related Agreements."

BASE SALARY

         Base  salary   levels  for  the   Company's   executive   officers  are
competitively set relative to companies in the health care industry. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.

STOCK OPTION PROGRAM

         The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

1992 STOCK OPTION PLAN

     The 1992 Stock Option Plan authorizes the Compensation Committee to award key executives stock options. Options granted under the plan may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that the plan requires that exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

BENEFITS

         The Company provides to executive officers medical and pension benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for Fiscal 1999.

BONUS

         Following consultations with its financial advisor and in light of the Compensation Committee's satisfaction with the performance of management, the Company provides to certain executive officers bonuses based on performance and/or a change of control of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During Fiscal 1999, the Compensation Committee discussed amending the employment agreements of the Company's executive officers, including Frederick
H. Fialkow, who has been the Company's Chief Executive Officer since 1988. Each employment agreement became effective on November 1, 1997 and had a term of four years, except Mr. Fialkow's, which had a term of five years. After acknowledgment of the achievements and performance of each of the executive officers, including Mr. Fialkow, the Committee authorized the Company to enter into an amendment to each employment agreement with each such executive officer, including an amended and restated employment agreement with respect to Mr. Fialkow, containing the material terms set forth under the caption "Executive Compensation--Employment and Related Agreements." With respect to Mr. Fialkow, the amended and restated employment agreement, among other things, extended the term thereof until November 30, 2003, to be coterminous with the employment agreements of the other executive officers, and increased to $305,000 the base amount upon which his annual salary is calculated (before giving effect to cost of living adjustments). In making these compensation decisions, the Compensation Committee specifically considered the Company's recent revenue and earnings performance in the context of the very difficult time for the Company's industry, as well as the increased risk of loss of qualified management personnel as occurred during the prior year with respect to an executive officer of the Company.

         In addition, during Fiscal 1999, the Compensation Committee granted to the Company's four executive officers, pursuant to the Company's 1992 Stock Option Plan, options to purchase an aggregate of 151,902 shares of Common Stock. Each executive officer received a number of options proportionate to his share of an aggregate of 159,920 then-outstanding options, which were scheduled to expire during 1999. These expiring options were purchased from the executive officers by the Company at a price per option equal to the fair market value of the Common Stock minus the exercise price thereof. The replacement options were granted at an exercise price equal to the fair market value of the common stock on the date of grant and for a term of ten years (except with respect to Mr. Fialkow, for whom the exercise price is 110% of fair market value and the term is five years). The Compensation Committee authorized the repurchase by the Company of the options and granted the replacement options in order to continue the economic benefit to each optionee and preserve for each optionee the same incentive benefits provided by the expiring options. The Compensation Committee agreed that the stock options represented a valuable method of retaining and incentivizing valued employees, particularly in light of the adverse circumstances of the Company's industry, and noted that the options granted were limited by the remaining options available under the Company's 1992 Stock Option Plan.

                                      Ira Greifer, M.D.
                                      Bernard Levine, M.D.

                                      Members of the Compensation Committee



STANDARD REMUNERATION OF DIRECTORS

         The Company's non-employee directors are paid a fee of $3,500 for each meeting of the Board of Directors attended.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock at October 27, 1999 by (i) each person or group known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each nominee for director of the Company; (iii) each of the executive officers named in the Summary Compensation Table herein under "Executive Compensation;" and (iv) all directors and executive officers of the Company as a group:


NAME AND ADDRESS                             AMOUNT AND NATURE        PERCENT
OF BENEFICIAL OWNER                       OF BENEFICIAL OWNERSHIP(1)  OF CLASS
-------------------                       -----------------------     --------

FREDERICK H. FIALKOW                           1,692,907(2)             32.9%
700 WHITE PLAINS ROAD
SCARSDALE, NY 10583

BERNARD LEVINE, M.D.                             730,305 (3)            14.4%
210 RIVERSIDE DRIVE
NEW YORK, NY  10025

STEVEN FIALKOW                                   95,854 (4)              1.9%
700 WHITE PLAINS ROAD
SCARSDALE, NY 10583

IRA GREIFER, M.D.                                49,131 (3)               *
150 EXECUTIVE DRIVE
MANHASSET, NY 11040

ROBERT C. PORDY, M.D.                             1,092                   *
140 EAST 72ND STREET
NEW YORK, NY 10021

RICHARD GAROFALO                                 57,843 (5)              1.1%
99 RUSTIC AVENUE
MEDFORD, NY 11763

ROBERT P. HELLER                                 37,594 (6)               *
617 FIR COURT
NORWOOD, NJ 07648

TRAFALGER MANAGEMENT                            425,802 (7)              8.4%
N.V.1-7 WILLENSTAD
CURACAO, NETHERLANDS ANTILLES

ALL EXECUTIVE OFFICERS AND DIRECTORS,         2,664,728 (8)             50.4%
AS A GROUP (7 PERSONS)

------------------------------
*    LESS THAT 1%

(1) INCLUDES, WHERE INDICATED, SHARES ALLOCATED TO CERTAIN INDIVIDUALS UNDER THE COMPANY'S SAVINGS AND STOCK INVESTMENT PLAN (THE "SAVINGS PLAN") AS OF JUNE 30, 1999. UNDER THE TERMS OF THE SAVINGS PLAN, IF A PARTICIPANT FAILS TO GIVE TIMELY INSTRUCTIONS AS TO THE VOTING OF SHARES OF COMMON STOCK HELD IN A PARTICIPANT'S ACCOUNT, THE TRUSTEE OF THE PLAN WILL VOTE SUCH SHARES IN THE SAME PROPORTION AS IT VOTES ALL OF THE SHARES FOR WHICH SUCH TRUSTEE RECEIVES INSTRUCTIONS.

(2) DOES NOT INCLUDE 546 SHARES OF COMMON STOCK OWNED BY MR. FIALKOW'S WIFE, AS TO WHICH SHARES MR. FIALKOW DISCLAIMS BENEFICIAL OWNERSHIP. INCLUDES 77,779 SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED PURSUANT TO CURRENTLY EXERCISABLE OPTIONS GRANTED UNDER THE COMPANY'S 1992 STOCK OPTION PLAN (THE "1992 PLAN") AND 62,598 SHARES OF COMMON STOCK ALLOCATED TO MR. FIALKOW'S ACCOUNT UNDER THE SAVINGS PLAN.

(3) INCLUDES 5,459 SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED PURSUANT TO CURRENTLY EXERCISABLE OPTIONS GRANTED UNDER THE 1992 PLAN.

(4) INCLUDES 64,747 SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED PURSUANT TO CURRENTLY EXERCISABLE OPTIONS GRANTED UNDER THE 1992 PLAN AND 31,107 SHARES OF COMMON STOCK ALLOCATED TO MR. FIALKOW'S ACCOUNT UNDER THE SAVINGS PLAN.

(5) INCLUDES 41,227 SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED PURSUANT TO CURRENTLY EXERCISABLE OPTIONS GRANTED UNDER THE 1992 PLAN AND 14,978 SHARES OF COMMON STOCK ALLOCATED TO MR. GAROFALO'S ACCOUNT UNDER THE SAVINGS PLAN.

(6) INCLUDES 25,556 SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED PURSUANT TO CURRENTLY EXERCISABLE OPTIONS GRANTED UNDER THE 1992 PLAN AND 10,638 SHARES OF COMMON STOCK ALLOCATED TO MR. HELLER'S ACCOUNT UNDER THE SAVINGS PLAN.

(7) THE AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF THESE SHARES OF COMMON STOCK BY TRAFALGER MANAGEMENT, N.V. ("TRAFALGER") IS BASED SOLELY ON THE RECORDS OF THE COMPANY'S TRANSFER AGENT, AMERICAN STOCK TRANSFER & TRUST COMPANY. TRAFALGER HAS THE POWER TO VOTE, DIRECT THE VOTE, DISPOSE OF, OR DIRECT THE DISPOSITION OF, THESE SHARES. THE COMPANY'S BOARD OF DIRECTORS HAS NO INDEPENDENT KNOWLEDGE OF THE ACCURACY OR COMPLETENESS OF THE INFORMATION SET FORTH BY SUCH TRANSFER AGENT, BUT HAS NO REASON TO BELIEVE THAT SUCH INFORMATION IS NOT COMPLETE OR ACCURATE.

(8) INCLUDES 220,227 SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED PURSUANT TO CURRENTLY EXERCISABLE OPTIONS GRANTED UNDER THE 1992 PLAN AND 119,321 SHARES OF COMMON STOCK ALLOCATED UNDER THE SAVINGS PLAN.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years of the Company's Chief Executive Officer and other most highly compensated executive officers of the Company, whose salary and bonus for Fiscal 1999 exceeded $100,000, for services rendered in all capacities to the Company and its subsidiaries:


                                                                                       LONG-TERM
                                                        ANNUAL COMPENSATION          COMPENSATION
                                                        -------------------          ------------
                                                                                  SECURITIES
                                                                                  UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR      SALARY      BONUS           OPTIONS        COMPENSATION
---------------------------                 ----      ------      -----           ----------     ------------
Frederick H. Fialkow                        1999     $298,333    $44,765(1)        77,779(4)      $78,804(5)
     Chairman of the Board and Chief        1998      285,000     61,499(2)         -----           3,758
     Executive Officer                      1997      285,000     71,497(3)         -----           3,267

Steven Fialkow                              1999      172,674       -----          34,747(6)       47,811(7)
     President, Chief Operating             1998      150,742       -----          30,000           3,890
     Officer and Secretary                  1997      122,957       -----           -----           5,344

Robert P. Heller                            1999      138,338       -----          15,556(8)       23,650(9)
     Vice President of Finance and          1998      119,962       -----          10,000           3,134
     Chief Financial Officer                1997      112,349       -----           -----           2,568

Richard Garofalo                            1999      157,500      53,144          21,227(10)      32,293(11)
     President of                           1998      157,500      67,502          20,000           5,006
     Health Acquisition Corp.               1997      157,500      42,491           -----           3,451

----------------------

(1) Includes $44,765, which represents the payment of the cost of living increase in salary compensation for the last three fiscal years pursuant to Mr. Fialkow's employment agreement with the Company.

(2) Includes $39,446, which represents the payment of the cost of living increase in salary compensation for the last three fiscal years pursuant to Mr. Fialkow's employment agreement with the Company.

(3) Includes $32,038, which represents the payment of the cost of living increase in salary compensation for the last three fiscal years pursuant to Mr. Fialkow's employment agreement with the Company.

(4) This option was granted to Mr. Fialkow on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Fialkow, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 81,885 shares of Common Stock.

(5)  Includes  $7,793  representing  the  Company's  matching   contribution  as
     deferred compensation under the Company's Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the

     "Code"), and $71,011 representing the difference ($0.87 per share) between the price paid by the Company to Mr. Fialkow for the repurchase of an option to purchase 81,885 shares of Common Stock ($3.50 per share) and the exercise price of such option ($2.63 per share).

(6) This option was granted to Mr. Fialkow on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Fialkow, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 36,581 shares of Common Stock.

(7) Includes $7,334 representing the Company's matching contribution as deferred compensation under the Company's Savings Plan pursuant to Section 401(k) of the Code, and $40,477 representing the difference ($1.11 per share) between the price paid by the Company to Mr. Fialkow for the repurchase of an option to purchase 36,581 shares of Common Stock ($3.50 per share) and the exercise price of such option ($2.39 per share).

(8) This option was granted to Mr. Heller on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Heller, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 16,377 shares of Common Stock.

(9) Includes $5,529 representing the Company's matching contribution as deferred compensation under the Company's Savings Plan pursuant to Section 401(k) of the Code, and $18,121 representing the difference ($1.11 per share) between the price paid by the Company to Mr. Heller for the repurchase of an option to purchase 16,377 shares of Common Stock ($3.50 per share) and the exercise price of such option ($2.39 per share).

(10) This option was granted to Mr. Garofalo on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Garofalo, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 22,347 shares of Common Stock.

(11) Includes $7,566 representing the Company's matching contribution as deferred compensation under the Company's Savings Plan pursuant to Section 401(k) of the Code, and $24,727 representing the difference ($1.11 per share) between the price paid by the Company to Mr. Garofalo for the repurchase of an option to purchase 22,347 shares of Common Stock ($3.50 per share) and the exercise price of such option ($2.39 per share).

OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------

      The following table contains information at July 31, 1999 relating to the number of options granted during the 1999 fiscal year to those individuals listed in the Summary Compensation Table. All options are currently exercisable.

                                                                                            POTENTIAL REALIZABLE
                                                                                               VALUE-AT-ASSUMED
                            NUMBER OF     % OF TOTAL                                           ANNUAL RATES OF
                            SECURITIES    OPTIONS                                                STOCK PRICE
                            UNDERLYING    GRANTED                                            APPRECIATION FOR
                            OPTIONS       TO EMPLOYEES      EXERCISE OR     EXPIRATION        OPTION-TERMS
NAME                        GRANTED       IN FISCAL 1999    BASE-PRICE         DATE            5%           10%
----                        ----------    --------------    -----------     ----------      -------      --------
Frederick H. Fialkow        77,779(1)         43%             $3.99       April 26, 2004    $85,746      $189,306
Steven Fialkow              34,747(2)         19.2%           $3.625      April 26, 2009    $79,353      $200,273
Robert P. Heller            15,556(3)          8.6%           $3.625      April 26, 2009    $35,526       $89,660
Richard Garofalo            21,227(4)         11.7%           $3.625      April 26, 2009    $48,477      $122,347

-------------------

(1) This option was granted to Mr. Fialkow on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Fialkow, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 81,885 shares of Common Stock.

(2) This option was granted to Mr. Fialkow on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Fialkow, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 36,581 shares of Common Stock.

(3) This option was granted to Mr. Heller on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Heller, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 16,377 shares of Common Stock.

(4) This option was granted to Mr. Garofalo on April 27, 1999, simultaneously with the repurchase by the Company from Mr. Garofalo, pursuant to an exception to Section 16(b) provided by Rule 16b-3(e) of the 1934 Exchange Act, as amended, of an option to purchase up to 22,347 shares of Common Stock.


OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

     The following table contains information at July 31, 1999 relating to the number of options exercised during the 1999 fiscal year and the number and value of unexercised options held by those individuals listed in the Summary Compensation Table.

                                                        NUMBER OF SECURITIES         VALUE OF
                           SHARES                            UNDERLYING          UNEXERCISED-IN-THE
                          ACQUIRED                      UNEXERCISED-OPTIONS      MONEY OPTIONS AT
                             ON                          AT FISCAL YEAR-END      FISCAL YEAR-END
                          EXERCISE     VALUE               EXERCISABLE /         EXERCISABLE /
NAME                         (#)      REALIZED ($)         UNEXERCISABLE         UNEXERCISABLE (1)
----                      --------    ------------      --------------------     -----------------
Frederick H. Fialkow        ----        ----               77,779 / 0                     0 / 0
Steven Fialkow              ----        ----               64,747 / 0                $7,602 / 0
Robert P. Heller            ----        ----               25,556 / 0                $3,403 / 0
Richard Garofalo            ----        ----               41,227 / 0                $4,644 / 0

------------------

(1) Determined based on the fair market value of underlying securities (the closing bid price ($3.8438) per share of Common Stock on the Nasdaq National Market) at fiscal year end (July 30, 1999), minus the exercise price.

EMPLOYMENT AND RELATED AGREEMENTS

         FREDERICK H. FIALKOW. Effective December 1, 1998, the Company entered into a five-year amended and restated employment agreement with Mr. Fialkow pursuant to which he is employed as the Company's Chairman of the Board and Chief Executive Officer. The agreement, among other things, is automatically renewable for an additional five-year period, unless terminated at the option of either party. The agreement extended the term of employment until November 30, 2003, and increased to $305,000 the base amount upon which Mr. Fialkow's annual salary is calculated (before giving effect to cost of living adjustments). In addition, Mr. Fialkow is entitled to receive an annual bonus in an amount equal to 5% of the Company's consolidated net income (before income taxes) in such year in which the consolidated net income is in excess of $3,000,000, provided that the bonus may not exceed $150,000 in any year.

         STEVEN FIALKOW. Effective November 1, 1997, the Company entered into a four-year employment agreement with Mr. Fialkow pursuant to which he is employed as the Company's President, Chief Operating Officer and Secretary. The term of the agreement may be extended in writing by both parties, unless earlier terminated. The agreement provided for an annual base salary of $157,500, but was amended on December 1, 1998 to provide for an annual base salary of $180,000, and was amended again on October 7, 1999 to provide for an annual base salary of $230,000. The amendment to the agreement also extended the term of the agreement to five years. In addition, Mr. Fialkow is entitled to receive an annual bonus in an amount equal to 3% of the amount by which the Company's income from operations in such year exceeds $3,300,000. The agreement also provides for a grant to Mr. Fialkow of an option to purchase 30,000 shares of the Company's Common Stock, pursuant to the 1992 Plan.

         ROBERT P. HELLER. Effective November 1, 1997, the Company entered into a four-year employment agreement with Mr. Heller pursuant to which he is employed as the Company's Executive Vice President of Finance, Chief Financial Officer and Treasurer. The term of the agreement may be extended in writing by both parties, unless earlier terminated. The agreement provided for an annual base salary of $122,500, but was amended on December 1, 1998 to provide for an annual base salary of $140,000. The amendment to the agreement also extended the term of the agreement to five years. The Company's Board of Directors also may grant bonuses to Mr. Heller. The agreement also provides for a grant to Mr. Heller of an option to purchase 10,000 shares of the Company's Common Stock, pursuant to the 1992 Plan.

         RICHARD GAROFALO. Effective November 1, 1997, the Company entered into a four-year employment agreement with Mr. Garofalo pursuant to which he is employed as the President of Health Acquisition Corporation, a wholly owned subsidiary of the Company. The term of the agreement may be extended in writing by both parties, unless earlier terminated, and provides for an annual base salary of $157,500. An amendment to the agreement dated December 1, 1998 extended the term of the agreement to five years. The Company's Board of Directors also may grant bonuses to Mr. Garofalo. The agreement also provides for a grant to Mr. Garofalo of an option to purchase 20,000 shares of the Company's Common Stock, pursuant to the 1992 Plan.

         The employment agreements of Messrs. Frederick H. Fialkow, Steven Fialkow, Heller and Garofalo contain confidentiality and nondisclosure provisions relating to the Company's business and all confidential information developed or made known to each individual during his respective term of employment. The agreements also contain certain non-competition provisions that preclude Messrs. Frederick H. Fialkow, Steven Fialkow, Heller and Garofalo from competing with the Company for a period of one year from the date of termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A lease for office premises maintained by Health Acquisition Corp., a wholly owned subsidiary of the Company, located in Queens, New York is with a company owned (in whole or in part) and controlled by the Company's Chairman of the Board of Directors and Chief Executive Officer, which company also is owned in part by a director of the Company who is also the President and Chief Operating Officer of the Company. Rent expense under such lease is approximately $129,000 per year. The Company believes that such lease contains terms in the aggregate no less advantageous to the Company than otherwise could have been obtained from an unrelated third party.

                                   PROPOSAL 2
                APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN

         On October 7, 1999, the Company's Board of Directors approved the Company's 1999 Stock Option Plan (the "1999 Stock Option Plan") and directed that the 1999 Stock Option Plan be submitted to the Company's stockholders for approval at the Meeting. The Board of Directors adopted the 1999 Stock Option Plan, which covers 500,000 shares of Common Stock, upon evaluating the Company's existing compensation programs and the Company's long-range goals and expansion plans.

         The Board concluded that the addition of a stock option plan was necessary for the Company to continue to attract, motivate and retain qualified employees and directors.

THE 1999 STOCK OPTION PLAN

         The following is a discussion of certain terms of the 1999 Stock Option
Plan:

         Types of Grants and Eligibility
         -------------------------------

         The 1999 Stock Option Plan is designed to provide an incentive to key employees (including officers and directors who are key employees), non-employee directors and consultants of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The 1999 Stock Option Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code, and nonqualified stock options ("NQSOs").

         Shares Subject to the 1999 Stock Option Plan
         --------------------------------------------

         The aggregate number of shares of Common Stock for which options may be granted under the 1999 Stock Option Plan may not exceed 500,000; provided, however, that the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any fiscal year may not exceed 100,000. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable may again become available for the granting of options under the 1999 Stock Option Plan.

         Administration of the 1999 Stock Option Plan
         --------------------------------------------

         The 1999 Stock Option Plan is administered by the Board of Directors which, to the extent it so determines, may delegate its powers with respect to the administration of the 1999 Stock Option Plan to a committee of the Board of Directors (the "Committee") consisting of not less than two directors (or such greater number as required by law), each of whom will be a "non-employee director" within the meaning of rules and regulations promulgated by the Securities and Exchange Commission. References in the 1999 Stock Option Plan to determinations or actions by the Committee will be deemed to include determinations and actions by the Board of Directors.

         Subject to the express provisions of the 1999 Stock Option Plan, the Committee has the authority, in its sole discretion, with respect to options granted pursuant to the 1999 Stock Option Plan to a key employee of the Company or a subsidiary thereof, to determine, among other things: the key employees and consultants who are to receive options; the times when they may receive options; whether an option granted to an employee is to be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option is to become exercisable; whether an option is to be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments are to be cumulative; the date each installment is to become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price are to become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; and whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in an applicable stock option contract. With respect to all options, the Committee has such discretion to construe the applicable stock option contracts and the 1999 Stock Option Plan, with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the 1999 Stock Option Plan; to prescribe, amend and rescind rules and regulations relating to the 1999 Stock Option Plan; and to make all other determinations necessary or advisable for administering the 1999 Stock Option Plan.

         Eligibility; Grants
         -------------------

         The Committee may, consistent with the purposes of the 1999 Stock Option Plan, grant options from time to time, to key employees (including officers and directors who are key employees) of the Company or any of its subsidiaries. Options granted will cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to options that may be granted to any employee in any fiscal year of the Company under the 1999 Stock Option Plan (the "162(m) Maximum") may not exceed 100,000; and further provided, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible person may be granted ISOs under the 1999 Stock Option Plan or any other plan of the Company, or of the parent or any subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year will not exceed $100,000. The $100,000 ISO limitation will be applied by taking ISOs into account in the order in which they were granted. Any option (or any portion thereof) granted in excess of such amount will be treated as a NQSO.

         On the date the 1999 Stock Option Plan is adopted by the Board of Directors, every outside director will be granted an Outside Director Option (as defined herein) to purchase 5,000 shares of Common Stock. In addition, at the end of the first fiscal year of the Company in which its Net Income (as defined below) exceeds each of $4,000,000, $5,000,000, $6,000,000, $7,000,000, etc.,
each person who is an outside director of the Company on the last day of such fiscal year will be granted an Outside Director Option to purchase 2,500 shares of Common Stock. For purposes of this paragraph, "Net Income" means the net after-tax income of the Company and its consolidated subsidiaries, as determined from the Company's audited financial statements. The Outside Director

Options described in this paragraph with respect to a given fiscal year will be granted as soon as the Company's audited financial statements for such fiscal year become available. In the event the remaining shares available for grant under the 1999 Stock Option Plan are not sufficient to grant the Outside Director Options to each such outside director in any year, the number of shares subject to the Outside Director Options for such year will be reduced proportionately. Neither the Board of Directors nor the Committee will have any discretion with respect to the selection of directors to receive Outside Director Options or the amount, the price or the timing with respect thereto.

         Exercise Price
         --------------

         The exercise price of the shares of Common Stock under each option is to be determined by the Committee; provided, however, that the exercise price is not to be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the exercise price of such ISO may not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each NQSO granted pursuant to the 1999 Stock Option Plan to a director of the Company who, at the time of the grant, is not an employee of the company or any of its subsidiaries (each such option, an "Outside Director Option") will be equal to the fair market value of the Common Stock subject to the option on the date of grant.

         Term
         ----

         The term of each option granted pursuant to the 1999 Stock Option Plan is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the 1999 Stock Option Plan is to be for a period not exceeding ten years from the date of grant thereof, and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the term of the ISO is to be for a period not exceeding five years from the date of grant. Each Outside Director Option is to be exercisable for a term of five years commencing on the date of grant.

         Exercise
         --------

         An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office. Payment in full of the aggregate exercise price may be made
(a) in cash or by certified check, or (b) in the case of an option granted pursuant to the 1999 Stock Option Plan to a key employee of the Company or a subsidiary thereof and if the applicable stock option contract at the time of grant so permits, with the authorization of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with any combination of cash, certified check or shares of Common Stock.

         A person entitled to receive Common Stock upon the exercise of an option will not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price will continue to have the rights of a stockholder with respect to such previously acquired shares.

         Termination of Relationship
         ---------------------------

         Any employee holder of an option whose employment with the Company (and its parent and subsidiaries) has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, said option terminates immediately. Options granted to employees under the 1999 Stock Option Plan are not affected by any change in the status of the holder so long as he or she continues to be a full-time employee of the Company, its parent or any of its subsidiaries (regardless of having been transferred from one corporation to another).

         An Outside Director Option may be exercised at any time during its five year term; provided, however, that if the holder of an Outside Director Option ceases to be a director of the Company (other than as a result of death or disability), unless the holder becomes a director or an employee of the Company or any of its subsidiaries, the holder may exercise such option, to the extent exercisable on the date of such cessation, at any time within three months after the date of such cessation, but not thereafter, and in no event after the expiration of the term of the option.

         Death or Disability
         -------------------

         If an optionee dies (a) while he is employed by the Company, its parent or any of its subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of his employment by reason of disability, an employee's option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Any optionee whose employment has terminated by reason of disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         The term of an Outside Director Option will not be affected by the death or disability of the optionee. In such case, the option may be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to the optionee's rights under such option.

         Adjustments Upon Changes in Common Stock
         ----------------------------------------

         Notwithstanding any other provisions of the 1999 Stock Option Plan, in the event of any change in the outstanding Common Stock by reason of a share dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the 1999 Stock Option Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof will be appropriately adjusted by the Board of Directors, whose determination will be conclusive.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options will terminate, unless other provision is made therefor in the transaction.

         Amendments and Termination of the 1999 Stock Option Plan
         --------------------------------------------------------

         No option may be granted under the 1999 Stock Option Plan after October 6, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the 1999 Stock Option Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted thereunder meet the requirements for "incentive stock options" under the Code and to comply with the provisions of certain rules and regulations promulgated by the Securities and Exchange Commission, among other things; provided, however, that no amendment may be effective without the requisite prior or subsequent stockholder approval which would (a) except as required for anti-dilution adjustments, increase the maximum number of shares of Common Stock for which options may be granted under the 1999 Stock Option Plan, (b) materially increase the benefits to participants under the 1999 Stock Option Plan, or (c) change the eligibility requirements for individuals entitled to receive options under the 1999 Stock Option Plan.

         Non-Transferability of Options
         ------------------------------

         No option granted under the 1999 Stock Option Plan may be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by such holder or such holder's legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be subject to execution, attachment or similar process.

         Withholding Taxes
         -----------------

         The Company may withhold cash and/or, with the authorization of the Committee, shares of Common Stock to be issued having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company may not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

         Federal Income Tax Consequences
         -------------------------------

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the 1999 Stock Option Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended, and an optionee exercising an option with previously owned shares), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

         ISOs EXERCISED WITH CASH

         No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

         If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

         If the shares received upon the exercise of an ISO are disposed of prior to the end of the two- years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         NQSOs EXERCISED WITH CASH

         No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         ALTERNATIVE MINIMUM TAX

         In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee of an ISO should consult with the optionee's tax advisors concerning the applicability and effect on the optionee of the alternative minimum tax.

NEW PLAN BENEFITS

         Subject to stockholder approval of the 1999 Stock Option Plan, set forth below is the number of shares of Common Stock underlying options currently determined to be granted under the 1999 Stock Option Plan to each of the persons indicated:

                                            Dollar Value(1)    Number of Options

     Non-Executive Directors as a Group           $ 0
                                             ------------        ------------

---------------

(1) Based on the fair market value per share of $3.8438 on the last day of fiscal 1999.


   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                               VOTING REQUIREMENTS

         Assuming a quorum is present, a plurality of the votes cast at the Meeting will be required for the election of directors. The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such matter will be required for approval of the 1999 Stock Option Plan. Shares of Common Stock that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSAL 2.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

         Stockholders wishing to present proposals at the 2000 Annual Meeting of Stockholders and wishing to have their proposals presented in the proxy statement distributed by the Board of Directors in connection with the 2000 Annual Meeting of Stockholders must submit their proposals to the Company in writing on or before July 14, 2000.

         If the Company does not receive notice by September 27, 1999 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

OTHER MATTERS

         The Board of Directors of the Company knows of no other matter to come before the meeting. However, if any matters requiring a vote of the stockholders arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.

PROXIES

         All stockholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of proxy.

                                         By Order of the Board of Directors


                                                  Steven Fialkow
                                                  Secretary
Scarsdale, New York
November 11, 1999

PROXY                              PROXY CARD                              PROXY
-----                                                                      -----

                         NATIONAL HOME HEALTH CARE CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Common Stock of National Home Health Care Corp. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders' Meeting to be held on December 7, 1999, and hereby appoints Frederick H. Fialkow and Steven Fialkow, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned at said meeting and at any adjournment or adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted in the following manner:

     (1)   Election of directors

     |_|   FOR all nominees listed below      |_|  WITHHOLD AUTHORITY to vote
           (except as indicated)                   for all nominees listed below

         To withhold authority for any individual nominee, strike through that nominee's name in the list below:

              Frederick H. Fialkow
              Steven Fialkow
              Ira Greifer, M.D.
              Bernard Levine, M.D.
              Robert C. Pordy, M.D.

     (2)  Approval of the Company's 1999 Stock Option Plan.

                |_|    FOR          |_|     AGAINST          |_|    ABSTAIN

     (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES, FOR THE APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.


                                           Dated:  _______________________, 1999


                                           -------------------------------------
                                           Signature

                                           -------------------------------------
                                           Print Name

                                           -------------------------------------
                                           (Title, if appropriate)


This proxy should be signed by the Stockholder(s) exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, this proxy should be signed in full corporate name by the president or other authorized officer and should bear the corporate seal. If a partnership, please sign in partnership name by authorized person.

        TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK,
             SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE
                                ENCLOSED ENVELOPE